Registration Rights Agreement

Dated as of April 25, 2011

among

Vail Resorts, Inc.

and

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

and

J.P. Morgan Securities LLC
Deutsche Bank Securities Inc.
Wells Fargo Securities, LLC
U.S. Bancorp Investments, Inc.
Banco Bilbao Vizcaya Argentaria, S.A.
Comerica Securities, Inc.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into this 25th day of April, 2011, among Vail Resorts, Inc., a Delaware corporation (the “Company”), the direct and indirect subsidiaries of the Company party hereto (the “Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, U.S. Bancorp Investments, Inc., Banco Bilbao Vizcaya Argentaria, S.A., and Comerica Securities, Inc. (each an “Initial Purchaser”, and collectively with Merrill Lynch, the “Initial Purchasers”).

This Agreement is made pursuant to the Purchase Agreement, dated April 11, 2011, among the Company, the Guarantors and the Initial Purchasers (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of an aggregate principal amount of $390,000,000 of the Company’s 6.50% Senior Subordinated Notes due 2019 (the “Securities”).  In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of l934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Business Day” shall mean any day except (i) a Saturday, Sunday or other day in the City of New York on which banks are required or authorized to close or (ii) any other day on which the SEC is closed.

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement and shall also include the Company’s successors.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Transfer Restricted Securities pursuant to Section 2.1 hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement of the Company pursuant to the provisions of Section 2.1 hereof on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2.1 hereof.

“Exchange Securities” shall mean the 6.50% Senior Notes due 2019, issued by the Company under the Indenture containing terms identical to the Securities in all material respects (except for references to certain interest rate provisions, restrictions on transfers and restrictive legends), to be offered to Holders of Securities in exchange for Transfer Restricted  Securities pursuant to the Exchange Offer.

“Holder” shall mean an Initial Purchaser, for so long as it owns any Transfer Restricted  Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted  Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

“Indenture” shall mean the Indenture relating to the Securities, dated as of April 25, 2011, among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Initial Purchaser” or “Initial Purchasers” shall have the meaning set forth in the preamble of this Agreement.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding (as specified in Section 2.08 of the Indenture) Transfer Restricted  Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted  Securities is required hereunder, Transfer Restricted  Securities held by the Company and other obligors on the Securities or any Affiliate (as defined in the Indenture) of the Company (other than the Initial Purchasers or subsequent holders of Transfer Restricted  Securities if such subsequent holders are deemed to be affiliates solely by reason of their holding of such Transfer Restricted  Securities) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

“Participating Broker-Dealer” shall mean any of the Initial Purchasers and any other broker-dealer which makes a market in the Securities and exchanges Transfer Restricted  Securities in the Exchange Offer for Exchange Securities.

“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Private Exchange” shall have the meaning set forth in Section 2.1 hereof.

“Private Exchange Securities” shall have the meaning set forth in Section 2.1 hereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted  Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation:     (i) all SEC, stock exchange or Financial Industry Regulatory Authority, Inc. (“FINRA”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any Holder of Transfer Restricted Securities in accordance with the rules and regulations of FINRA, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities and any filings with FINRA), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Exchange Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and the fees and expenses of the independent public accountants of the Company, including the expenses of any special audits or comfort letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee, and any escrow agent or custodian, (viii) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, and (ix) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company which covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble to this Agreement.

“Shelf Registration” shall mean a registration effected pursuant to Section 2.2 hereof.

“Shelf Registration Statement” shall mean a shelf registration statement filed by the Company pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Transfer Restricted Securities or all of the Private Exchange Securities with respect to which such Shelf Registration Statement is required to be filed on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Transfer Restricted Securities” shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, that Securities and, if issued, the Private Exchange Securities, shall cease to be Transfer Restricted  Securities when (i) such Security has been exchanged by a person other than a broker-dealer for an Exchange Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Security, such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) such Security may be freely transferred without registration under the Securities Act or is distributed to the public pursuant to Rule 144 under the Securities Act.

“Trustee” shall mean the trustee with respect to the Securities and the Exchange Securities under the Indenture.

2.           Registration Under the 1933 Act.

2.1           Exchange Offer.  The Company and the Guarantors shall, for the benefit of the Holders, at the Company’s cost, (A) prepare and, not later than 210 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders in exchange for the Transfer Restricted  Securities (other than Private Exchange Securities), of a like principal amount of Exchange Securities, (B) use its commercially reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act within 270 days of the Closing Date, (C) unless the Exchange Offer would not be permitted by applicable law or Commission policy, commence the Exchange Offer and use their commercially reasonable best efforts to issue, on or prior to 60 days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, Exchange Securities in exchange for all Securities tendered prior thereto in the Exchange Offer.  The Exchange Securities will be issued under the Indenture.  Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer.

In connection with the Exchange Offer, the Company shall:

(a)           distribute as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b)           keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the “Exchange Period”);

(c)           utilize the services of the Depositary for the Exchange Offer;

(d)           permit Holders to withdraw tendered Transfer Restricted  Securities at any time prior to 5:00 p.m. (New York City Time), on the last Business Day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder’s election to have such Securities exchanged;

(e)           notify each Holder that any Transfer Restricted  Security not tendered will remain outstanding and continue to accrue interest at the initial rate borne by the Securities, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

(f)           otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Company upon the request of any Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the “Private Exchange”) for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company on a senior basis, that are identical (except that such securities shall bear a different CUSIP number and appropriate transfer restrictions) to the Exchange Securities (the “Private Exchange Securities”).

The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture but that the Private Exchange Securities shall be subject to such transfer restrictions.  The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter.  The Private Exchange Securities shall be of the same series as the Exchange Securities.  The Company shall not have any liability under this Agreement as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

Promptly after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Company shall:

(i)  accept for exchange all Transfer Restricted  Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

(ii)  accept for exchange all Securities properly tendered pursuant to the Private Exchange;

(iii)  deliver to the Trustee for cancellation all Transfer Restricted  Securities so accepted for exchange by the Company; and

(iv)  cause the Trustee promptly to authenticate and deliver Exchange Securities or Private Exchange Securities, as the case may be, to each Holder of Transfer Restricted  Securities so accepted for exchange in a principal amount equal to the principal amount of the Transfer Restricted  Securities of such Holder so accepted for exchange.

Interest on each Exchange Security and Private Exchange Security will accrue from the last date on which interest was paid on the Transfer Restricted  Securities surrendered in exchange therefor or, if no interest has been paid on the Transfer Restricted  Securities, from the date of original issuance.  The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or the Private Exchange, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Transfer Restricted  Securities in accordance with the Exchange Offer and the Private Exchange, (iii) that each Holder of Transfer Restricted  Securities exchanged in the Exchange Offer shall have represented that (A) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (B) any Exchange Securities to be received by it shall be acquired in the ordinary course of business and (C) at the time of the consummation of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available, and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer or the Private Exchange which, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange.  The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Transfer Restricted  Securities in the Exchange Offer.

2.2           Shelf Registration.  (i) If, because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2.1 hereof,  or(ii) any Initial Purchaser that is a Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer or (b) it may not resell the exchange notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales , then in case of each of clauses (i) and (ii) (each, a “Shelf Registration Triggering Event”) the Company shall, at its cost:

(a)           file with the SEC on or prior to the date that is 60 days following the Shelf Registration Triggering Event (the “Shelf Registration Filing Deadline”), and thereafter use its commercially reasonable best efforts to cause to become effective or to be declared effective by the SEC no later than 270 days after the occurrence of the applicable Shelf Registration Triggering Event (the “Shelf Registration Effectiveness Deadline”), a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted  Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement.   In the event that the Company is required to file a Shelf Registration Statement upon the request of the Initial Purchaser pursuant to clause (ii) above, the Company shall file and use its best efforts to become effective and/or be declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2.1 with respect to all Transfer Restricted  Securities and a Shelf Registration Statement (which may be a Registration Statement combined with the Exchange Offer Registration Statement) with respect to offers and sales of Transfer Restricted  Securities held by the Initial Purchaser after completion of the Exchange Offer;

(b)           use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year from the date the Shelf Registration Statement becomes effective or is declared effective by the SEC, or for such shorter period that will terminate when all of the Transfer Restricted  Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Transfer Restricted  Securities (the “Effectiveness Period”); and

(c)           notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto comply in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

The Company shall not permit any securities other than Transfer Restricted Securities to be included in the Shelf Registration Statement.  The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Transfer Restricted  Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.  Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

2.3           Expenses.  The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2.  Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement.

2.4.           Effective Registration Statement.  The Company will be deemed not have used its best efforts to cause a Registration Statement to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that would, or omits to take any action which omission would, result in any such Registration Statement not being declared or otherwise becoming effective or in the Holders of Transfer Restricted  Securities covered thereby not being able to exchange or offer and sell such Transfer Restricted  Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.

(b)                      An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC or has otherwise become effective pursuant to applicable SEC rules; provided, however, that if, after it has been declared or become effective, the offering of Registrable Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

2.5                Additional Interest.  In the event that (a) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 210th calendar day following the Closing Date, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 270th calendar day following the Closing Date, (c) the Company and the Guarantors fail to consummate the Exchange Offer within 60 days of the date the Exchange Offer Registration Statement was declared effective, (d) a Shelf Registration Statement is required to be filed pursuant to Section 2.2 but has not been filed prior to the Shelf Registration Filing Deadline or has not become effective on or prior to the Shelf Registration Effectiveness Deadline or (e) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared or becomes effective but thereafter ceases to be effective or is unusable in connection with resales of Transfer Restricted Securities during the periods specified in this Agreement by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 60 days in the aggregate (each such event referred to in clauses (a) through (e) above a “Registration Default”), then the Company will pay Additional Interest to each Holder of Transfer Restricted  Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of notes held by such Holder.  The amount of the Additional Interest will increase by an additional $.05 per week per $1,000 principal amount of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of $.30 per week per $1,000 principal amount of notes.  All accrued Additional Interest will be paid by the Company on each interest payment date in the manner specified by the Indenture for the payment of interest.  Following the cure of all Registration Defaults, the accrual of Additional Interest will cease; provided that no Holder of Transfer Restricted  Securities who is not entitled to the benefits of a Shelf Registration Statement shall be entitled to receive Additional Interest by reason of a Registration Default that pertains to a Shelf Registration Statement and no Holder of Transfer Restricted  Securities constituting an unsold allotment from the original sale of the notes or any other Holder of Transfer Restricted  Securities who is entitled to the benefits of a Shelf Registration Statement shall be entitled to receive Additional Interest by reason of a Registration Default that pertains to an Exchange Offer.

                                             A Registration Default referred to above shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared or become effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 60 days, Additional Interest shall accrue from the 60th day after such Registration Default occurs until such Registration Default is cured.

The Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”).  Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Transfer Restricted Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due.  The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture.  Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

3.           Registration Procedures.

In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

(a)           prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted  Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form required by the SEC and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b)           prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);

(c)           in the case of a Shelf Registration, (i) notify each selling Holder of Transfer Restricted  Securities, at least five Business Days prior to filing, that a Shelf Registration Statement with respect to the Transfer Restricted  Securities is being filed and advising such selling Holders that the distribution of Transfer Restricted  Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each selling Holder of Transfer Restricted  Securities, to counsel for the Initial Purchasers, to counsel for the selling Holders and to each underwriter of an underwritten offering of Transfer Restricted  Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Transfer Restricted  Securities; and (iii) hereby consent to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted  Securities in connection with the offering and sale of the Transfer Restricted  Securities covered by the Prospectus or any amendment or supplement thereto;

(d)           use its commercially reasonable efforts to register or qualify the Transfer Restricted  Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any selling Holder of Transfer Restricted  Securities covered by a Shelf Registration Statement required hereunder and each underwriter of an underwritten offering of Transfer Restricted  Securities shall reasonably request by the time the applicable Shelf Registration Statement becomes effective or is declared effective by the SEC, cooperate with the Holders in connection with any filings required to be made with FINRA, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Transfer Restricted  Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e)           notify promptly each selling Holder of Transfer Restricted  Securities covered by a Shelf Registration Statement required hereunder (and counsel for such Holders) or any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of an underwritten offering pursuant to a Shelf Registration Statement required hereunder, if, between the effective date of such Shelf Registration Statement and the closing of any sale of Transfer Restricted  Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted  Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to such Shelf Registration Statement would be appropriate;

(f)           in the case of the Exchange Offer Registration Statement, (i) include in the Exchange Offer Registration Statement a section entitled “Plan of Distribution” which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that holds Transfer Restricted  Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Transfer Restricted  Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus, including each preliminary Prospectus, forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

“If the exchange offeree is a broker-dealer holding Transfer Restricted  Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Securities received in respect of such Transfer Restricted  Securities pursuant to the Exchange Offer”; and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in subclause (x) and by delivering a Prospectus in connection with the exchange of Transfer Restricted  Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;

(g)           in the case of a Shelf Registration, furnish counsel for the Holders of Transfer Restricted  Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(h)           use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

(i)           in the case of a Shelf Registration Statement required hereunder, furnish to each Holder of Transfer Restricted Securities covered by such Shelf Registration Statement, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(j)           in the case of a Shelf Registration required hereunder, cooperate with the selling Holders of Transfer Restricted  Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted  Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted  Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three Business Days prior to the closing of any sale of Transfer Restricted  Securities;

(k)           in the case of a Shelf Registration required hereunder, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted  Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company agrees to notify each selling Holder named on a Shelf Registration Statement filed hereunder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission.  At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each selling Holder named on a Shelf Registration Statement filed hereunder of such determination and to furnish each such Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

(l)           in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers on behalf of such Holders; and make representatives of the Company as shall be reasonably requested by the Holders of Transfer Restricted  Securities, or the Initial Purchasers on behalf of such Holders, available for discussion of such document;

(m)           obtain a CUSIP number for all Exchange Securities or Private Exchange Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or Private Exchange Securities, as the case may be, in a form eligible for deposit with the Depositary;

(n)           (i)  cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Transfer Restricted  Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(o)           in the case of a Shelf Registration required hereunder, if reasonably requested by the Majority Holders of Transfer Restricted  Securities, enter into agreements (including underwriting agreements) and take all other reasonable, customary and appropriate actions in order to expedite or facilitate the disposition of such Transfer Restricted  Securities and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

  (i)  in the event of any underwritten offering pursuant to such Shelf Registration, make representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

 (ii)  in the event of any underwritten offering pursuant to such Shelf Registration, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, and the holders of a majority in principal amount of the Transfer Restricted  Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(iii)  in the event of any underwritten offering pursuant to such Shelf Registration, obtain customary comfort letters and updates thereof from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement), addressed to the underwriters, and use reasonable efforts to have such letters addressed to the selling Holders of Transfer Restricted  Securities (to the extent consistent with Statement on Auditing Standards No. 72, or any successor provision, of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with similar underwritten offerings;

 (iv)  enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Transfer Restricted  Securities, which agreement shall be in form, substance and scope customary for similar offerings;

  (v)  if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

 (vi)  deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Transfer Restricted  Securities being sold and the managing underwriters, if any.

(p)           in the case of a Shelf Registration required hereunder or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Transfer Restricted  Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers;

(q)           (i)  in the case of an Exchange Offer Registration Statement, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers and to counsel to the Holders of Transfer Restricted  Securities and make such changes in any such document prior to the filing thereof as any of the Initial Purchasers or counsel to the Holders of Transfer Restricted  Securities may reasonably request and, except as otherwise required by applicable law, not file any such document in a form to which the Initial Purchasers on behalf of the Holders of Transfer Restricted  Securities and counsel to the Holders of Transfer Restricted  Securities shall not have previously been advised and furnished a copy of or to which the Initial Purchasers on behalf of the Holders of Transfer Restricted  Securities or counsel to the Holders of Transfer Restricted  Securities shall reasonably object, and make the representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers; and

 (ii)  in the case of a Shelf Registration required hereunder, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Transfer Restricted  Securities, to the Initial Purchasers, to counsel for the Holders and to the underwriter or underwriters of an underwritten offering of Transfer Restricted  Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or any underwriter or underwriters may reasonably request and not file any such document in a form to which the Majority Holders, the Initial Purchasers on behalf of the Holders of Transfer Restricted  Securities, counsel for the Holders of Transfer Restricted  Securities or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders, the Initial Purchasers of behalf of the Holders of Transfer Restricted  Securities, counsel to the Holders of Transfer Restricted  Securities or any underwriter shall reasonably object, and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Holders of Transfer Restricted  Securities, the Initial Purchasers on behalf of such Holders, counsel for the Holders of Transfer Restricted  Securities or any underwriter.

(r)           in the case of a Shelf Registration required hereunder, use its best efforts to cause all Transfer Restricted  Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted  Securities, if any;

(s)           in the case of a Shelf Registration required hereunder, use its best efforts to cause the Transfer Restricted  Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted  Securities, if any;

(t)           cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA).

In the case of a Shelf Registration Statement required hereunder, the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Transfer Restricted Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted  Securities as the Company may from time to time reasonably request in writing.

In the case of a Shelf Registration Statement required hereunder, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted  Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted  Securities current at the time of receipt of such notice.

If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Company.  No Holder of Transfer Restricted  Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4.           Indemnification; Contribution.

(a)         The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an “Underwriter”) and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Transfer Restricted  Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;  provided that  any such settlement is effected with the written consent of the Company; and

(iii)  against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(b)           Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted  Securities pursuant to such Shelf Registration Statement.

(c)           Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)           If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders and the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Holders or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discount received by such Initial Purchaser with respect to the Securities sold by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

5.           Miscellaneous.

5.1           No Inconsistent Agreements.  The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted  Securities in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with, or are inconsistent with, the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

5.2           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted  Securities affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Transfer Restricted  Securities unless consented to in writing by such Holder.

5.3           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder (other than an Initial Purchaser), at the most current address set forth on the records of the Registrar under the Indenture, (ii) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 5.3, which address initially is the address set forth in the Purchase Agreement; and (iii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.3.

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

5.4           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted  Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted  Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted  Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

5.5           Third Party Beneficiaries.  The Initial Purchasers (even if the Initial Purchasers are not Holders of Transfer Restricted Securities) shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.  Each Holder of Transfer Restricted  Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

5.6           Specific Enforcement.  Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 2.1 through 2.4 hereof.

5.7           Restriction on Resales.  Until the expiration of one year after the original issuance of the Securities, the Company will not, and will cause its “affiliates” (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and, in the case of any such Securities acquired by the Company, shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

5.8           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5.9           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.10           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

5.11           Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VAIL RESORTS, INC.

By:    /s/ Jeffrey W. Jones
Name:       Jeffrey W. Jones
Title:         Chief Financial Officer

GUARANTORS:

ALL MEDIA ASSOCIATES, INC.
ALL MEDIA HOLDINGS, INC.
ARRABELLE AT VAIL SQUARE, LLC
BOOTH CREEK SKI HOLDINGS, INC.
BEAVER CREEK ASSOCIATES, INC.
BEAVER CREEK CONSULTANTS, INC.
BEAVER CREEK FOOD SERVICES, INC.
BRYCE CANYON LODGE COMPANY
BCRP INC.
BRECKENRIDGE RESORT PROPERTIES, INC.
THE CHALETS AT THE LODGE AT VAIL, LLC
COLTER BAY CAFÉ COURT, LLC
COLTER BAY CONVENIENCE STORE, LLC
COLTER BAY CORPORATION
COLTER BAY GENERAL STORE, LLC
COLTER BAY MARINA, LLC
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.
DELIVERY ACQUISITION, INC.
FLAGG RANCH COMPANY
GILLETT BROADCASTING, INC.
GRAND TETON LODGE COMPANY
HEAVENLY VALLEY, LIMITED PARTNERSHIP
JACKSON HOLE GOLF & TENNIS CLUB SNACK SHACK, LLC
JACKSON LAKE LODGE CORPORATION
JENNY LAKE LODGE, INC.
JENNY LAKE STORE, LLC
JACKSON HOLE GOLF AND TENNIS CLUB, INC.
JHL&S LLC
KEYSTONE CONFERENCE SERVICES, INC.
KEYSTONE DEVELOPMENT SALES, INC.
KEYSTONE FOOD & BEVERAGE COMPANY
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY
LA POSADA BEVERAGE SERVICE, LLC
LODGE PROPERTIES INC.
LODGE REALTY, INC.
LAKE TAHOE LODGING COMPANY
MESA VERDE LODGE COMPANY
NORTHSTAR GROUP COMMERCIAL PROPERTIES LLC
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC
NATIONAL PARK HOSPITALITY COMPANY
ONE SKI HILL PLACE, LLC
PROPERTY MANAGEMENT ACQUISITION CORP., INC.
RCR VAIL, LLC
ROCKRESORTS ARRABELLE, LLC
ROCKRESORTS CHEECA, LLC

ROCKRESORTS CORDILLERA LODGE COMPANY, LLC
ROCKRESORTS DR, LLC
ROCKRESORTS EQUINOX, INC.
ROCKRESORTS HOTEL JEROME, LLC
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY
ROCKRESORTS LAPOSADA, LLC
ROCKRESORTS, LLC
ROCKRESORTS ROSARIO, LLC
ROCKRESORTS SKI TIP, LLC
ROCKRESORTS TEMPO, LLC
ROCKRESORTS WYOMING, LLC
ROCKRESORTS INTERNATIONAL, LLC
SOHO DEVELOPMENT, LLC
SSI VENTURE LLC
SSV HOLDINGS, INC.
STAMPEDE CANTEEN, LLC
TETON HOSPITALITY SERVICES, INC.
TRIMONT LAND COMPANY
THE VAIL CORPORATION
VAIL ASSOCIATES HOLDINGS, LTD.
VAIL ASSOCIATES INVESTMENTS, INC.
VAIL/ARROWHEAD, INC.
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.
VAMHC, INC.
VAIL ASSOCIATES REAL ESTATE, INC.
VA RANCHO MIRAGE I, INC.
VA RANCHO MIRAGE II, INC.
VA RANCHO MIRAGE RESORT, L.P.
VAIL FOOD SERVICES, INC.
VAIL HOLDINGS, INC.
VAIL HOTEL MANAGEMENT COMPANY, LLC
VAIL RESORTS DEVELOPMENT COMPANY
VAIL RESORTS LODGING COMPANY
VAIL RR, INC.
VAIL SUMMIT RESORTS, INC.
VAIL TRADEMARKS, INC.
THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.
VR ACQUISITION, INC.
VR HEAVENLY CONCESSIONS, INC.
VR HEAVENLY I, INC.
VR HEAVENLY II, INC.
VR HOLDINGS, INC.
ZION LODGE COMPANY

By:   /s/ Jeffrey W. Jones
Name:  Jeffrey W. Jones
Title:    Authorized Person

Confirmed and accepted as
 of the date first above
 written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED
Acting on behalf of itself
and as the Representative of
the several Initial Purchasers

By:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: /s/ Michael Grimes

Director